UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2009

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Poydras Street, Suite 1900 New Orleans, Louisiana	70130
(Address of principal executive offices)	(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2009, the Board of Directors (the “Board”) of Tidewater Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Bylaws to clarify the entitlement of directors, officers and employees of the Company to corporate indemnification (the “Amendment”). The Amendment was effective upon adoption by the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

10.1	Bylaws of Tidewater Inc., as amended through September 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

September 23, 2009	/s/ Quinn P. Fanning
Quinn P. Fanning Executive Vice President and Chief Financial Officer

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